Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements File No. 33-53323, No. 33-53324, No. 33-60997 and No. 333-34569.



                                        ARTHUR ANDERSEN LLP


Charlotte, North Carolina,
March 26, 1998.